Summary Prospectus	April 30, 2026

The Global Fund
Class A Shares (KGLAX) Class C Shares (KGLCX)
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://kineticsfunds.com/reports.htm. You can also get this information at no cost by calling (800) 930-3828 or by sending an e-mail request to kineticsfunds@usbank.com, or from your financial intermediary. The Fund’s prospectus and statement of additional information, both dated April 30, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Global Fund is long-term growth of capital. The Global Fund is the sole “feeder fund” to The Global Portfolio, a series of Kinetics Portfolios Trust.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts for Advisor Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Advisor Class A shares of the Kinetics Funds. More information about these and other discounts is available from your financial professional and in the sections titled “Description of Advisor Classes” beginning on page 110 of the Fund’s prospectus, in Appendix A to this Prospectus — Financial Intermediary Sales Charge Variations, and “Purchasing Shares” beginning on page 59 of the Fund’s statement of additional information.

Fee Table(1)
SHAREHOLDER FEES (fees paid directly from your investment)	Advisor Class A	Advisor Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption price, whichever is less)	None	1.00%
Redemption Fee (as a percentage of amount redeemed on shares held for 30 days or less, if applicable)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class A	Advisor Class C
Management Fees(1)	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees(2)	0.50%	1.00%
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	2.08%	2.58%
Fee Waiver and/or Expense Reimbursements(3)	-0.44%	-0.44%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements	1.64%	2.14%
(1)This table and the example below reflect the aggregate expenses of the Global Fund and the Global Portfolio. The management fees paid by the Global Fund reflect the proportionate share of fees allocated to the Global Fund from the Global Portfolio. The fees and expenses of the Global Portfolio include those incurred by any subsidiary wholly-owned and controlled by the Global Portfolio.

(2)The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. has approved a Rule 12b-1 Distribution Plan that allows the Fund to pay up to 0.50% and 0.75% of the average daily net asset value (“NAV”) of the Advisor Class A shares and Advisor Class C shares, respectively, as compensation to the distributor or other qualified recipients, pursuant to the Plan. However, at the present time, the Fund is only assessing 0.25% and 0.75% under the Rule 12b-1 Distribution Plan for Advisor Class A shares and Advisor Class C shares, respectively. In addition, the Board has approved a Shareholder Servicing Plan for Advisor Class A shares and Advisor Class C shares that provides for an annual shareholder servicing fee equal to 0.25% of the average daily net assets attributable to Advisor Class A shares and Advisor Class C shares.
(3)Horizon Kinetics Asset Management LLC, the investment adviser to the Global Portfolio of the Kinetics Portfolio Trust (the “Investment Adviser”), has agreed to waive management fees and reimburse Fund expenses so that Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursements do not exceed 1.64% and 2.14%, excluding acquired fund fees and expenses, for the Advisor Class A shares and Advisor Class C shares, respectively. These waivers and reimbursements are in effect until April 30, 2027, and may not be terminated without the approval of the Board.

Example. This Example is intended to help you compare the cost of investing in the Advisor Class A and Advisor Class C shares of the Global Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same (taking into account the expense limitation only in the first year). Although your actual costs may be higher or lower, based on these assumptions your cost for the Global Fund would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class A (if you redeem your shares at the end of the period)	$732	$1,149	$1,591	$2,814
Advisor Class C (if you redeem your shares at the end of the period)	$320	$761	$1,331	$2,882
Advisor Class C (if you do not redeem your shares at the end of the period)	$217	$761	$1,331	$2,882

Portfolio Turnover. The Global Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Global Portfolio’s, and therefore the Global Fund’s, performance. During the most recent fiscal year, the Global Portfolio’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategy
The Global Fund is a diversified fund that invests all of its investable assets in the Global Portfolio, a series of Kinetics Portfolios Trust. Under normal circumstances, the Global Portfolio invests at least 65% of its net assets plus any borrowings for investment purposes in common stocks, exchange-traded funds (“ETFs”), convertible securities, warrants and other equity securities having the characteristics of common stocks (such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and International Depositary Receipts (“IDRs”)) of foreign and U.S. companies listed on publicly traded exchanges. At least 40% of the Global Portfolio’s net assets will be invested in companies located outside the United States. The Global Portfolio will at all times have exposure to at least three (3) countries, which may include the United States. The Global Portfolio may also purchase and write options for hedging purposes and/or direct investment and invest in participatory notes (commonly known as “P-notes”) to take positions in certain foreign securities.

The Global Portfolio may invest up to 20% of its total assets in convertible and non-convertible debt securities rated below investment grade, also known as junk bonds, or unrated securities that the Investment Adviser has determined to be of comparable quality. The Global Portfolio may invest up to 100% of its assets in companies located in emerging markets.

The Investment Adviser selects portfolio securities by evaluating a company’s positioning and business model as well as its ability to grow and expand its activities or achieve a greater competitive advantage in cost/profitability and brand image leveraging. This evaluation by the Investment Adviser includes consideration of a company’s potential to maintain and grow long lived assets, while generating high returns on capital with operating predictability and transparency. The Investment Adviser also considers a company’s fundamentals by reviewing its balance sheets, corporate revenues, earnings and dividends. The Global Portfolio may invest in companies of any size, including small and medium-sized companies. Additionally, the Global Portfolio may participate in securities lending arrangements up to 33-1/3% of the securities in its portfolio with brokers, dealers, and financial institutions (but not individuals) in order to increase the return on its portfolio.

The Global Portfolio invests indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. Certain of these investment vehicles, including the Grayscale Bitcoin Trust, are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and do not receive the protections of the 1940 Act. The Global Portfolio will not invest directly in bitcoin or other crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF and enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly. Bitcoin is a type of crypto asset and is not issued by a government, bank or central organization. Bitcoin exists on the Bitcoin Network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Grayscale Bitcoin Trust invests principally in bitcoin. The Global Portfolio held 45.98% of its net assets in the Grayscale Bitcoin Trust as of March 31, 2026. The Global Portfolio may also invest in other pooled investment vehicles that provide exposure to the spot price of crypto assets. For example, the Global Portfolio may invest in the Grayscale Bitcoin Mini Trust ETF and the Grayscale Ethereum Classic Trust.

The Global Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to a wholly-owned and controlled subsidiary organized under the laws of the Cayman Islands (the “Cayman Subsidiary”).

The Global Portfolio is also the sole shareholder of a wholly owned subsidiary organized under Delaware law (the “Delaware Subsidiary”). The Global Portfolio contributed a portion of its holdings in the Grayscale Bitcoin Trust to the Delaware Subsidiary. Any net gains that the Delaware Subsidiary recognizes on future sales of the contributed Grayscale Bitcoin Trust shares will be subject to federal and state corporate income tax, but the dividends that the Delaware Subsidiary pays to the Global Portfolio (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be eligible to be treated as “qualified dividend income” under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Delaware Subsidiary and the Cayman Subsidiary are each referred to herein as a “Subsidiary” and collectively as “Subsidiaries.” Additional information regarding the tax treatment of the Fund is provided in the “Taxes” section of the SAI.

In the future, the Global Portfolio may seek to gain additional exposure to the Grayscale Bitcoin Trust that may not produce qualifying income for the Global Fund under the Internal Revenue Code if held directly. The Global Portfolio will not make any additional investments in the Grayscale Bitcoin Trust if as a result of such investment, its aggregate investment in the Grayscale Bitcoin Trust, either directly or through a Subsidiary, would be more than 15% of its assets at the time of the investment. However, the Portfolio’s investment in the Grayscale Bitcoin Trust may, at times, exceed 15% of its net assets, due to appreciation.

Each Subsidiary invests primarily in the Grayscale Bitcoin Trust. The Global Portfolio will invest in its Subsidiaries in a manner that is consistent with the limitations of the federal tax laws, rules and regulations that apply to the Global Fund as a “regulated investment company” (“RIC”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code (“Subchapter M”). However, the Global Portfolio and each Subsidiary comply with the same fundamental investment restrictions on an aggregate basis, to the extent those restrictions are applicable to the investment activities of each Subsidiary. Each Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody, and the Investment Adviser complies with Section 15 of the 1940 Act relating to investment advisory contracts with respect to the Subsidiaries. Unlike the Global Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Global Portfolio is the sole shareholder of each Subsidiary and does not expect shares of the Subsidiaries to be offered or sold to other investors. The Subsidiaries include entities that engage in investment activities in securities or other assets that are primarily controlled by the Global Portfolio. The Global Portfolio does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets other than entities wholly-owned by the Global Portfolio.

Sell decisions are generally triggered by either adequate value being achieved, as determined by the Investment Adviser, or by an adverse change in a company’s operating performance or a deterioration of the company’s business model. A sell trigger may also occur if the Investment Adviser discovers a new investment opportunity that it believes is more compelling and represents a greater risk reward profile than other investment(s) held by the Global Portfolio.

The Global Portfolio may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Investment Adviser will invest in such short-term cash positions to the extent that the Investment Adviser is unable to find sufficient investments meeting its criteria and when the Investment Adviser believes the purchase of additional equity securities would not further the investment objective of the Global Portfolio during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Global Portfolio may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Global Portfolio is holding a large cash position, the Portfolio may not participate as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Investment Adviser believes that an additional amount of liquidity in the Global Portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Global Portfolio holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

The Global Portfolio held 21.60% of its net assets in the Texas Pacific Land Corporation (the “Land Corporation”) as of March 31, 2026. The Land Corporation is a corporation organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Corporation derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Corporation has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Corporation has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

Principal Investment Risks
The Global Portfolio’s investments, including common stocks, have inherent risks that could cause you to lose money. The principal risks of investing in the Global Fund, and indirectly the Global Portfolio, are listed below and could adversely affect the net asset value (“NAV”), total return and value of the Global Fund, Global Portfolio and your investment. The risks are prioritized by order of importance. Each risk summarized below is considered a principal risk of investing in the Global Fund, and indirectly the Global Portfolio, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

ª    Crypto Asset Exposure Risk: Crypto assets (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although crypto assets are an emerging asset class, they are not presently widely accepted as a medium of exchange. There are thousands of crypto assets, the most well-known of which is bitcoin.
    Bitcoin or BTC was the first decentralized crypto asset. Bitcoin is a type of crypto asset that is not issued by a government, bank or central organization. Bitcoin exists on an online, peer-to-peer computer network that hosts the Bitcoin Blockchain. Bitcoin has no physical existence and exists solely through the record of bitcoin transactions on the Bitcoin Blockchain. The Bitcoin Network allows people to exchange tokens of value, bitcoins, which are recorded on a public transaction ledger known as a Blockchain. The Fund may invest indirectly in bitcoin through the Grayscale Bitcoin Trust and through other pooled investment vehicles that provide exposure to crypto assets. The Grayscale Bitcoin Trust is a Bitcoin ETF that enables investors to gain exposure to bitcoin in the form of a security while avoiding the challenges of buying, storing, and safekeeping bitcoin, directly.
    In addition to the general risks of investing in other investment vehicles, the value of the Global Portfolio’s indirect investments in crypto assets are subject to fluctuations in the value of the crypto asset, which can be highly volatile. The value of crypto assets is determined by the supply and demand for crypto assets in the global market for the trading of crypto assets, which consists primarily of transactions on crypto asset trading platforms. The value of crypto assets has been, and may continue to be, substantially dependent on speculation, such that trading and investing in crypto assets generally may not be based on fundamental analysis. The Global Portfolio’s exposure to crypto assets can result in substantial losses to the Global Fund.
    Crypto assets facilitate decentralized, peer-to-peer financial exchange and value storage, without the oversight of a central authority or banks. The value of crypto assets are not backed by any government, corporation, or other identified body. Crypto assets are also susceptible to theft, loss and destruction.
    Crypto assets trade on crypto asset trading platforms, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These crypto asset trading platforms can cease operating temporarily or even permanently, resulting in the potential loss of users’ crypto assets or other market disruptions. Crypto asset trading platforms may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Individuals or organizations holding a large amount of crypto assets in which the Global Portfolio may invest indirectly (also known as “whales”) may have the ability to manipulate the prices of those crypto assets. Crypto asset trading platforms on which crypto assets are traded are or may become subject to enforcement actions by regulatory authorities. Crypto asset trading platforms that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, crypto asset trading platforms may be operating out of compliance with regulations and many crypto asset trading platforms lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of crypto assets on crypto asset trading platforms may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
    Currently, there is relatively limited use of crypto assets in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by crypto assets into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of crypto assets, either of which could adversely impact the value of the Global Portfolio’s investment. In addition, to the extent market participants develop a preference for one crypto asset over another, the value of the less preferred crypto assets would likely be adversely affected. Crypto assets are a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Global Portfolio’s indirect investment in crypto assets and the ability to exchange a crypto asset or utilize it for payments.
ª    Crypto Asset Industry Risk: The crypto asset industry is a newer, speculative, and still-developing industry that faces many risks. The crypto asset industry may still be experiencing a bubble or may experience a bubble again in the future. For example, in the first half of 2022, each of Celsius Network, Voyager Digital Ltd., and Three Arrows Capital declared bankruptcy, resulting in a loss of confidence in participants of the digital asset ecosystem and negative publicity surrounding digital assets more broadly. In November 2022, FTX Trading Ltd. (“FTX”), one of the largest digital asset platforms by volume at the time, halted customer withdrawals amid rumors of the company’s liquidity issues and likely insolvency, which were subsequently corroborated by its CEO. Shortly thereafter, FTX’s CEO resigned and FTX and many of its affiliates filed for bankruptcy in the United States, while other affiliates have entered insolvency, liquidation, or similar proceedings around the globe, following which the U.S. Department of Justice brought criminal fraud and other charges, and the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”) brought civil securities and commodities fraud charges, against certain of FTX’s and its affiliates’ senior executives, including its former CEO. In addition, several other entities in the crypto asset industry filed for bankruptcy following FTX’s bankruptcy filing, such as BlockFi Inc. and Genesis Global Capital, LLC. In response to these events, the prices of crypto assets experienced extreme volatility and other entities in the crypto asset industry have been negatively affected. It is possible that similar events could occur in the future, which would undermine confidence in the crypto asset industry and negatively affect the value of crypto assets. It is not possible to predict at this time all of the risks that they may pose to the Global Portfolio, and therefore the Global Fund, its service providers or to the crypto asset industry as a whole.
    Factors affecting the further development of crypto assets include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of crypto assets and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one crypto asset may lead to a loss in confidence in, and thus decreased usage and/or value of, other crypto assets.
ª    Crypto Asset Regulatory Risk: Crypto asset markets in the U.S. exist in a state of regulatory uncertainty. Regulatory changes or actions by Congress as well as U.S. federal or state agencies may adversely affect the value of the Global Portfolio’s indirect investments in crypto assets. As digital assets have grown in both popularity and market size, a number of state and federal agencies have issued consumer advisories regarding the risks posed by digital assets to investors. In addition, the SEC, U.S. state securities regulators and several foreign governments have issued warnings and instituted legal proceedings in which they argue that certain digital assets may be classified as securities and that both those digital assets and any related initial coin offerings are subject to securities regulations. Additionally, U.S. state and federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity.
    The Global Portfolio’s exposure to crypto assets may change over time and, accordingly, such exposure may not be represented in the Global Portfolio’s portfolio at any given time. Many significant aspects of the tax treatment of investments in crypto assets are uncertain, and a direct or indirect investment in crypto assets may produce non-qualifying income.
ª    Foreign Securities Risks: Investing in foreign securities directly or indirectly (e.g., through ADRs, GDRs, and IDRs) can carry higher returns but involve more risks than those associated with U.S. investments. Additional risks associated with investment in foreign securities include currency fluctuations, political and economic instability, tariffs and trading disruptions, less publicly available information, differences in financial reporting standards and less stringent regulation of securities markets. Foreign securities in which the Portfolio invests may be traded in markets that close before the time that the Portfolio calculates its NAV. Furthermore, certain foreign securities in which the Portfolio invests may be listed on foreign exchanges that trade on weekends or other days when the Portfolio does not calculate its NAV. As a result, the value of the Portfolio’s holdings may change on days when shareholders are not able to purchase or redeem the Global Fund’s shares.
ª    Single Security Concentration Risk: Holding a large portion of its net assets in a single security or issuer exposes the Portfolio to various risks relating to that security or issuer and to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Portfolio’s performance.
ª Petroleum and Gas Sector Risk: The profitability of companies in the oil and gas industry is related to worldwide energy prices, exploration costs and production spending. Companies in the oil and gas industry may be at risk for environmental damage claims and other types of litigation. Companies in the oil and gas industry may be adversely affected by: natural disasters or other catastrophes; changes in exchange rates or interest rates; prices for competitive energy services, economic conditions, tax treatment, or government regulation; government intervention; negative public perception; or unfavorable events in the regions where companies operate (e.g., expropriation, nationalization, confiscation of assets and property, imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence or labor unrest). Companies in the oil and gas industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.
ª Sector Concentration Risk: Although the Global Portfolio will not concentrate its investments in any industries, the Global Portfolio may, at certain times, have concentrations in one or more sectors which may cause the Portfolio to be more sensitive to economic changes or events occurring in those sectors, and the Portfolio's investments may be more volatile. As of December 31, 2025, the Portfolio had 25.7% invested in the Finance and Insurance sector.
ª    Small and Medium-Size Company Risks: Investing in small and medium-size companies often involve more risks than investing in larger companies as small and medium-size companies have narrower markets and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility of the Global Portfolio’s assets and have an adverse effect on the Portfolio’s performance.
ª Market Risks: Mutual funds are subject to market risks and significant fluctuations in value. If the market declines in value, the Global Portfolio is likely to decline in value and you could lose money on your investment. Natural disasters, public health emergencies (including epidemics and pandemics), geopolitical events, tariffs and trading disruptions, terrorism and other global unforeseeable events may lead to instability in world economies and markets, market volatility and may have adverse long-term effects. Advancements in technology may adversely impact markets and the overall performance of the Fund. For example, as artificial intelligence is used more widely, the profitability and growth of Portfolio holdings may be impacted, which could significantly impact the overall performance of the Fund.
ª    Stock Selection Risks: The portfolio securities selected by the Investment Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Global Portfolio’s, and therefore the Global Fund’s, investment objective.
ª    Volatility Risk: The Portfolio may have investments, including but not limited to bitcoin, that appreciate or depreciate significantly in value over short periods of time. This may cause the Portfolio’s net asset value per share to experience significant increases or declines in value over short periods of time.
ª    Management Risks: There is no guarantee that the Global Fund will meet its investment objective. The Investment Adviser does not guarantee the performance of the Global Fund, nor can it assure you that the market value of your investment will not decline.
ª    Emerging Markets Risks: The risk that the securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries as have historically been the case. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets. In addition, investments in certain emerging markets are subject to an elevated risk of loss resulting from market manipulation and the imposition of exchange controls (including repatriation restrictions). The legal rights and remedies available for investors in emerging markets may be more limited than the rights and remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors in emerging markets may be limited.

ª    Tax Risks: In order to qualify as a RIC, the Global Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investments in securities and certain other categories of investment income. It appears to be the position of the Internal Revenue Service (the “IRS”) that gain realized on bitcoin investments such as investments in the Grayscale Bitcoin Trust will not be qualifying income. The Global Portfolio’s investment in each Subsidiary is expected to provide the Global Fund with exposure to such bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the earnings of each Subsidiary will be qualifying income for the RIC when distributed by the Subsidiary even though the income would not be qualifying income if earned directly by the RIC or directly by an entity classified as a partnership for federal income tax purposes, such as the Global Portfolio, in which the RIC invests. There is a risk, however, that the IRS might assert that the income derived from the Global Portfolio’s investment in a Subsidiary will not be considered qualifying income. If the Global Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Global Fund would be subject to diminished returns. Additionally, the Global Fund invests, directly and indirectly, in entities that take the position that they are not subject to entity-level tax. If any such entity is reclassified as a corporation for U.S. federal income tax purposes, shareholders of the Global Fund would be subject to diminished returns. Changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Global Portfolio and/or its Subsidiaries to operate as described in this Prospectus and could adversely affect the Global Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Cayman Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Global Fund shareholders would likely suffer decreased investment returns.
ª    Subsidiary Risks: By investing in its Subsidiaries, the Global Portfolio is indirectly exposed to the risks associated with each Subsidiary’s investments. Those investments held by the Subsidiaries are generally similar to the investments that are permitted to be held by the Global Portfolio and are subject to the same risks that would apply to similar investments if held directly by the Global Portfolio. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States, Delaware and/or the Cayman Islands could result in the inability of the Global Portfolio and/or its Subsidiaries to continue to operate and could adversely affect the Global Fund’s performance.
ª    Liquidity Risks: The Investment Adviser may not be able to sell portfolio securities at an optimal time or price. The Portfolio’s significant investment in a single position, makes the Portfolio especially susceptible to the risk that during certain periods the liquidity of the single position will decrease or disappear suddenly and without warning as a result of adverse market or political events, or adverse investor perceptions.
ª    Valuation Risk: The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio’s valuation of the investment, particularly for securities or other investments, such as bitcoin, that trade in thin or volatile markets or that are valued using a fair value methodology. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Fair valuation of the Portfolio’s investments involves subjective judgment. The Portfolio’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers. Shares of the Grayscale Bitcoin Trust are intended to reflect the price of bitcoin assets, less fees and expenses, and the shares of the Grayscale Bitcoin Trust have historically traded, and may continue to trade, at a significant discount or premium to net asset value. As such, the price of the Grayscale Bitcoin Trust may go down even if the price of the underlying asset, bitcoin, remains unchanged. Additionally, shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
ª    Interest Rate Risk: The risk that when interest rates increase, fixed-income securities held by the Global Portfolio will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A low or negative interest rate environment could cause the Global Portfolio's earnings to fall below the Portfolio's expense ratio, resulting in a decline in the Portfolio's share price. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. The risks associated with changing interest rates may have unpredictable effects on the markets and the Global Portfolio's investments.
ª    Exchange-Traded Funds (ETFs) Risks: ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, passively-managed ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. A passively-managed ETF is designed so that its performance will correspond closely with that of the index it tracks. Actively-managed ETFs may not meet their investment objective based on an ETF’s investment adviser’s success or failure to implement strategies for the ETF and/or the investment adviser’s ability to control the ETF’s level of risk. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. To the extent a fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the fund will indirectly be subject to leveraging risk. As a shareholder in an ETF, the Global Portfolio will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV.
ª    Counterparty Risks: Transactions involving a counterparty are subject to the credit risk of the counterparty. A Portfolio that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lends its securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Portfolio could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.
ª    Convertible Securities Risks: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity and interest rate risk.
ª    Below Investment Grade Debt Securities Risks: Generally, below investment grade debt securities, i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities. Junk bonds are considered to be speculative in nature.
ª    Leveraging Risks: Investments in derivative instruments may give rise to a form of leverage. The Investment Adviser may engage in speculative transactions, which involve substantial risk and leverage. The use of leverage by the Investment Adviser may increase the volatility of the Global Portfolio. These leveraged instruments may result in losses to the Global Portfolio or may adversely affect the Global Portfolio’s NAV or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Global Portfolio may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.
ª    IPO Risk: IPO share prices can be volatile and fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, and limited operating history and/or information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk.
ª    Cybersecurity Risk: Cybersecurity incidents may allow an unauthorized party to gain access to Global Fund assets or proprietary information, or cause the fund, the Investment Adviser, and/or other service providers (including custodians and financial intermediaries) to suffer data breaches or data corruption. Additionally, cybersecurity failures or breaches of the electronic systems of the Global Fund, the Investment Adviser, or the Global Fund’s other service providers, or the issuers of securities in which the Global Portfolio invests have the ability to disrupt and negatively affect the Fund’s business operations, including the ability to purchase and sell fund shares, potentially resulting in financial losses to the Global Fund and its shareholders.
ª    Temporary Defensive Position Risk: If the Global Portfolio takes a temporary defensive position, it may invest all or a large portion of its assets in cash and/or cash equivalents. If the Global Portfolio takes a temporary defensive position, the Global Fund may not achieve its investment objective.
Who may want to invest?
The Global Fund may be appropriate for investors who:
ª    wish to invest for the long-term;
ª    want to diversify their portfolios;
ª    want to allocate some portion of their long-term investments to value equity investing;
ª    are willing to accept the volatility associated with equity and Bitcoin investing; and
ª    are comfortable with the risks described herein.

Performance
The bar chart and table shown below illustrate the variability of the Global Fund’s returns. The bar chart indicates the risks of investing in the Global Fund by showing the changes in the Global Fund’s performance from year to year (on a calendar year basis). The table shows how the Global Fund’s average annual returns, before and after taxes, (after taking into account any sales charges) compare with those of the S&P® 500 Index and the MSCI ACWI (All Country World Index) Index (“MSCI ACWI Index”), which represent broad measures of market performance. The past performance of the Global Fund, before and after taxes, is not necessarily an indication of how the Global Fund or the Global Portfolio will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Global Fund’s performance would be reduced. The bar chart shows how the performance of Advisor Class A shares (the Class with the longest period of annual returns) has varied from year to year. The returns for Advisor Class C shares were different than the returns shown below because each Class of shares has different expenses. Updated performance information is available on the Fund’s website at https://www.kineticsfunds.com or by calling the Fund toll-free at (800) 930-3828.

The Global Fund – Advisor Class A
Calendar Year Returns as of 12/31
Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Best Quarter:	Q4 2020	30.43%
Worst Quarter:	Q4 2018	-18.23%

The after-tax returns for the Global Fund’s Advisor Class A shares as shown in the following table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”), the information on after-tax returns is not relevant to your investment. After-tax returns are shown for Advisor Class A shares only. After-tax returns for Advisor Class C shares will differ. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Average Annual Total Returns as of 12/31/2025

	1 Year	5 Years	10 Years	Since Inception (May 19, 2008)
The Global Fund (KGLAX) Advisor Class A
Return Before Taxes	-3.34%	14.98%	14.77%	8.55%
Return After Taxes on Distributions	-3.98%	14.29%	14.16%	8.19%
Return After Taxes on Distributions and Sale of Fund Shares	-1.68%	11.79%	12.22%	7.14%
S&P 500® Index TR (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%	11.44%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	22.34%	11.19%	11.72%	7.52%
The Global Fund (KGLCX) Advisor Class C
Return Before Taxes	1.06%	15.75%	14.78%	8.26%
S&P 500® Index TR (reflects no deductions for fees, expenses or taxes)	17.88%	14.42%	14.82%	11.44%
MSCI ACWI Index (reflects no deductions for fees, expenses or taxes)	22.34%	11.19%	11.72%	7.52%

Management
Investment Adviser. Horizon Kinetics Asset Management LLC is the Global Portfolio’s investment adviser.

Portfolio Managers. The Global Portfolio is managed by an investment team with Mr. Tuen, Mr. Doyle, and Mr. Davolos as the Co-Portfolio Managers. Each investment team member serves as a research analyst.

Investment team member	Primary Title	Years of Service with the Fund
Steven Tuen	Co-Portfolio Manager	23
Peter B. Doyle	Co-Portfolio Manager	27
James Davolos	Co-Portfolio Manager	20
Steven Bregman	Investment Team Member	10

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Kinetics Mutual Funds – The Global Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by telephone at 1-800-930-3828, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. The minimum initial investment for both regular accounts and IRAs is $2,500 ($2,000 for Coverdell Education Savings Accounts). There is no minimum on subsequent investments for all account types.

Tax Information
Unless you are investing through a tax-deferred arrangement, such as a 401(k) or an IRA, the Fund’s distributions will generally be taxable to you at ordinary income or capital gain tax rates, and you will generally recognize gain or loss when you redeem shares.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its Investment Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.